UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 3, 2013
(Date of earliest event reported)

Solera National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	000-53181 (Commission File Number)	02-0774841 (IRS Employer Identification No.)
of incorporation)

319 S. Sheridan Blvd.
Lakewood, Colorado 80226

(Address of principal executive offices) (Zip Code)

(303) 209-8600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (the “Original Report”) dated July 26, 2013, filed by Solera National Bancorp, Inc. (the “Company”), with the Securities and Exchange Commission on July 31, 2013. This Amendment No. 1 is being filed to provide additional information in Item 5.02 and Item 9.01 that was not yet available at the time of the filing of the Original Report regarding Douglas Crichfield who retired from his positions as President, Chief Executive Officer and Board member of both the Company and its bank, Solera National Bank, effective July 26, 2013. The information previously reported in the Original Report is incorporated herein by reference.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2013, Solera National Bancorp, Inc. (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Douglas Crichfield (the “Executive”), former President, Chief Executive Officer and member of the Board of Directors of both the Company and its bank, Solera National Bank (the “Bank”). The effective date of the Separation Agreement is July 26, 2013. Pursuant to the Separation Agreement, (i) the Company will pay the Executive severance pay in the gross amount of $200,000, payable over 12 months in accordance with normal payroll practices of the Company; (ii) provided the Executive elects continuation coverage of health insurance in accordance with the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”), the Company will pay the premiums for such coverage for 18 months from when the Executive's coverage would otherwise end, or until such earlier date as the Executive's eligibility for such coverage ends; (iii) all stock options held by Executive (as reported in the Company's public filings) that are currently scheduled to vest on or before January 26, 2014 shall be deemed vested as of July 26, 2013 and all remaining unvested stock options, will be forfeited and cancelled; and (iv) the exercise period for all stock options currently held by Executive (as reported in the Company's public filings), including those noted above in clause (iii) above, will be extended until December 31, 2014. The Separation Agreement also contains other usual and customary provisions.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is filed with this Amendment No. 1 to the Current Report on Form 8-K/A:

	Exhibit No.	Description

	10.1	Separation Agreement between Solera National Bancorp, Inc., Solera National Bank, Douglas Crichfield.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA NATIONAL BANCORP, INC.

Dated: September 5, 2013
	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Executive Vice President and Chief Financial Officer